UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 9, 2024

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36436	95-3015862
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Coromar Drive, Goleta, California 93117

(Address of principal executive offices) (Zip Code)
(805) 967-7611
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DECK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Deckers Outdoor Corporation (the “Company”) approved the Deckers Outdoor Corporation 2024 Employee Stock Purchase Plan (the “2024 ESPP”) and the Deckers Outdoor Corporation 2024 Stock Incentive Plan (the “2024 SIP”) on September 9, 2024, as described in Item 5.07 below.

2024 Employee Stock Purchase Plan

The purpose of the 2024 ESPP, which is intended to replace the Company’s 2015 Employee Stock Purchase Plan, is to provide the Company’s eligible employees with an opportunity to invest in and accumulate share ownership in the Company through after-tax payroll deductions.

A summary of the principal features of the 2024 ESPP is set forth under the heading “Proposal No. 4 – Employee Stock Purchase Plan” contained in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 23, 2024, as supplemented on August 28, 2024 (the “Proxy Statement”), and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 ESPP, a copy of which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

2024 Stock Incentive Plan

The purpose of the 2024 SIP, which is intended to replace the Company’s 2015 Stock Incentive Plan (“2015 SIP”), is to allow the Company to continue to provide equity incentive awards to attract, retain and motivate employees, directors, consultants, independent contractors and advisors whose present and potential contributions are important to the Company’s success.

A summary of the principal features of the 2024 SIP is set forth under the heading “Proposal No. 5 – Stock Incentive Plan” contained in the Proxy Statement, and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 SIP, a copy of which is attached hereto as Exhibit 10.2, and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Certificate of Amendment of Amended and Restated Certificate of Incorporation

On September 9, 2024, the stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (“the Charter Amendment”) which (i) effects a six-for-one forward stock split (the “Stock Split”) of the Company’s common stock, par value $0.01 (“Common Stock”), and preferred stock, par value $0.01 (“Preferred Stock”), and (ii) increases the number of authorized shares of Common Stock from 125,000,000 to 750,000,000, and increases the number of authorized shares of capital stock from 130,000,000 to 755,000,000 (the “Authorized Share Increase”). The Charter Amendment does not provide for any increase in the number of authorized shares of Preferred Stock, which remain at 5,000,000 shares. The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on September 13, 2024.

As previously announced, upon the filing and effectiveness of the Charter Amendment, every one share of Common Stock outstanding on September 6, 2024, the record date for the Stock Split, was automatically split into six shares of Common Stock. There are no shares of Preferred Stock outstanding. The additional shares of Common Stock are expected to be distributed after market close on September 16, 2024.Trading is expected to begin on a post-Stock Split adjusted basis at market open on September 17, 2024.

As a result of the Stock Split, the number of shares of Common Stock reserved for issuance under the Company’s equity incentive plans (including the 2024 SIP and 2024 ESPP) and the number of shares underlying outstanding equity awards increased proportionately, and proportionate adjustments were made to the exercise price of outstanding stock options, as applicable.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Certificate of Amendment of Amended and Restated Bylaws

The Board approved an amendment to the Company’s Amended and Restated Bylaws to change the authorized number of directors from ten to eleven (the “Bylaw Amendment”), effective as of the date of the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). The foregoing description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaw Amendment, a copy of which is attached hereto as Exhibit 3.2, and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 9, 2024, the Company held the Annual Meeting virtually via live webcast, during which the Company's stockholders voted on six proposals. The Company had 25,410,572 shares of Common Stock outstanding at the close of business on July 11, 2024, the record date for the Annual Meeting (the “Record Date”). At the Annual Meeting, 22,494,415 shares of Common Stock were present virtually or represented by proxy, representing approximately 89% of the Common Stock outstanding on the Record Date.

The following sets forth the final results of the voting for the six proposals voted upon at the Annual Meeting, each of which are described in more detail in the Proxy Statement.

Election of Directors (Proposal No. 1)

The stockholders elected eleven directors who were nominated by the Board to serve as directors of the Company until the annual meeting of stockholders to be held in 2025, until their successors are duly elected and qualified, or until such director’s earlier death, resignation, or removal. The following sets forth the results of the voting with respect to each director nominee:

	Shares Voted
Name of Director	For	Against	Abstain	Broker Non-Votes
Michael F. Devine, III	20,691,553	357,137	67,532	1,378,193
David A. Burwick	21,063,969	42,274	9,979	1,378,193
Stefano Caroti	20,903,985	202,286	9,951	1,378,193
Nelson C. Chan	19,987,965	1,118,339	9,918	1,378,193
Cynthia (Cindy) L. Davis	20,596,960	509,644	9,618	1,378,193
Juan R. Figuereo	21,013,387	92,904	9,931	1,378,193
Maha S. Ibrahim	21,088,468	17,987	9,767	1,378,193
Victor Luis	21,063,926	42,292	10,004	1,378,193
Dave Powers	20,708,536	397,863	9,823	1,378,193
Lauri M. Shanahan	20,368,498	738,073	9,651	1,378,193
Bonita C. Stewart	20,618,154	488,408	9,660	1,378,193

Ratification of Selection of Accounting Firm (Proposal No. 2)

The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025, which covers the period from April 1, 2024 to March 31, 2025. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstain
20,952,989	1,537,750	3,676

Advisory Vote on Named Executive Officer Compensation (Proposal No. 3)

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstain	Broker Non-Votes
19,477,006	1,624,916	14,300	1,378,193

2024 Employee Stock Purchase Plan (Proposal No. 4)

The stockholders approved the 2024 ESPP. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstain	Broker Non-Votes
21,057,364	49,768	9,090	1,378,193

2024 Stock Incentive Plan (Proposal No. 5)

The stockholders approved the 2024 SIP. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstain	Broker Non-Votes
20,059,216	1,047,340	9,666	1,378,193

Amendment of Certificate of Incorporation (Proposal No. 6)

The stockholders approved the Charter Amendment to effect the Stock Split and the Authorized Share Increase. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstain
22,197,182	288,725	8,508

Item 8.01	Other Events.
On September 13, 2024, the Company issued a press release announcing stockholder approval of the Stock Split and Authorized Share Increase, and the filing and effectiveness of the Charter Amendment. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description.
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Deckers Outdoor Corporation.
3.2	Certificate of Amendment of Amended and Restated Bylaws of Deckers Outdoor Corporation.
10.1	Deckers Outdoor Corporation 2024 Employee Stock Purchase Plan (attached as Appendix A to the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on July 23, 2024).
10.2	Deckers Outdoor Corporation 2024 Stock Incentive Plan (attached as Appendix B to the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on July 23, 2024).
99.1	Press Release of Deckers Outdoor Corporation, dated September 13, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding the timing and impact of the Stock Split, including the distribution of additional shares to stockholders, and trading on a post-Stock Split basis. The Company has attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “estimate,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent the Company’s current expectations and predictions about trends affecting its business and industry and are based on information available as of the time such statements are made. Although The Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are disclosed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, as well as in its Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

Any forward-looking statement made by the Company in this Current Report is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by applicable law or the listing rules of the New York Stock Exchange, the Company expressly disclaims any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in its expectations, or as a result of the availability of new information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2024
Deckers Outdoor Corporation
/s/ Steven J. Fasching
Steven J. Fasching, Chief Financial Officer